UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

November 12, 2013

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on May 15, 2013, Cash America International, Inc. (the “Company”) issued and sold $300.0 million in aggregate principal amount of 5.75% Senior Notes due 2018 (the “2018 Senior Notes”) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The 2018 Senior Notes are guaranteed by all of the Company’s domestic subsidiaries and one of the Company’s foreign subsidiaries (the “Guarantors”) and are senior unsecured obligations of the Company. In connection with the issuance and sale of the 2018 Senior Notes, the Company and the Guarantors agreed, among other things, to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission to register under the Securities Act the exchange of the 2018 Senior Notes and related guarantees for new notes (the “Exchange Notes”) and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the Exchange Notes.

In connection with the Registration Statement to be filed by the Company and the Guarantors, the Company is filing this Current Report on Form 8-K to provide information required to be included or incorporated by reference in the Registration Statement by Rule 3-10 of Regulation S-X (“Rule 3-10”) regarding the Guarantors. In connection with the foregoing, the Company is filing the following herewith:

•	Exhibit 99.1—Audited consolidated financial statements of the Company and its subsidiaries as of December 31, 2012 and 2011, and for each of the three years ended December 31, 2012, 2011 and 2010 that were previously included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “10-K Financial Statements”), as modified solely to (i) include a new Note 26 that provides information related to the Guarantors as required by Rule 3-10 and (ii) include a new subsequent event Note 27 to reflect material events that have occurred after the period covered by the 10-K Financial Statements.

•	Exhibit 99.2—Unaudited consolidated financial statements of the Company and its subsidiaries as of September 30, 2013 and 2012 and for the three- and nine-month periods ended September 30, 2013 and 2012 that were previously included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “10-Q Financial Statements”), as modified solely to include a new Note 14 that provides information related to the Guarantors as required by Rule 3-10.

Except for the items noted above, no other changes or modifications have been made to the 10-K Financial Statements or the 10-Q Financial Statements, and no attempt has been made to update other disclosures presented in the 10-K Financial Statements or the 10-Q Financial Statements that may have been affected by subsequent events.

The information included in this 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and other filings the Company has made, or will make, prior to the effectiveness of the Registration Statement, with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Financial Statements of Cash America International, Inc. and subsidiaries as of December 31, 2012 and 2011, and for each of the three years ended December 31, 2012, 2011 and 2010, as modified solely to include new Notes 26 and 27

99.2	Unaudited Consolidated Financial Statements of Cash America International, Inc. and subsidiaries as of September 30, 2013 and 2012 and for the three- and nine-month periods ended September 30, 2013 and 2012, as modified solely to include a new Note 14

101	XBRL Instance Documents and Related Items

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: November 12, 2013	By:	/s/ THOMAS A. BESSANT, JR.
Thomas A. Bessant, Jr.
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated Financial Statements of Cash America International, Inc. and subsidiaries as of December 31, 2012 and 2011, and for each of the three years ended December 31, 2012, 2011 and 2010, as modified solely to include new Notes 26 and 27

99.2	Unaudited Consolidated Financial Statements of Cash America International, Inc. and subsidiaries as of September 30, 2013 and 2012 and for the three- and nine-month periods ended September 30, 2013 and 2012, as modified solely to include a new Note 14

101	XBRL Instance Documents and Related Items